Exhibit 99.3

FIRST QUARTER 2018

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about targets and expectations for various financial and operating metrics. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2017, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Our use of the term “loans” describes all of the products associated with our direct and indirect lending activities. The specific products include loans, retail installment sales contracts, lines of credit, leases, and other financing products. The term “lend” or “originate” refers to our direct origination of loans or our purchase or acquisition of loans.

1Q 2018 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

1Q 2018 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Net financing revenue (ex. Core OID) (1)	$1,069	$1,113	$1,099	$1,084	$995	$(44)	$73
Core OID	(20)	(19)	(18)	(17)	(16)	(1)	(3)
Net financing revenue (as reported)	1,049	1,094	1,081	1,067	979	(45)	70
Other revenue (ex. change in the fair value of equity securities) (2)	394	379	381	388	396	15	(2)
Change in the fair value of equity securities (3)	(40)	-	-	-	-	(40)	(40)
Other revenue (as reported)	354	379	381	388	396	(25)	(42)
Provision for loan losses	261	294	314	269	271	(33)	(10)
Total noninterest expense (4)	814	769	753	810	778	45	36

Pre-tax income from continuing operations	328	410	395	376	326	(82)	2
Income tax expense	76	231	115	122	113	(155)	(37)
(Loss) / income from discontinued operations, net of tax	(2)	2	2	(2)	1	(4)	(3)

Net income attributable to common shareholders	$250	$181	$282	$252	$214	$69	$36

Selected Balance Sheet Data (Period-End)
Total assets	$170,021	$167,148	$164,013	$164,345	$162,101	$2,873	$7,920
Consumer loans	84,002	81,821	79,092	78,068	76,600	2,181	7,402
Commercial loans	41,325	41,072	39,779	42,460	42,402	253	(1,077)
Allowance for loan losses	(1,278)	(1,276)	(1,286)	(1,225)	(1,155)	(2)	(123)
Deposits	97,446	93,256	90,116	86,183	84,486	4,190	12,960
Total equity	13,082	13,494	13,573	13,473	13,365	(412)	(283)

Common Share Count
Weighted average basic (5)	436,213	442,108	449,169	457,891	465,961	(5,894)	(29,748)
Weighted average diluted (5)	438,931	444,985	451,078	458,819	466,829	(6,054)	(27,898)
Issued shares outstanding (period-end)	432,691	437,054	443,796	452,292	462,193	(4,363)	(29,503)

Per Common Share Data
Earnings per share (basic) (5)	$0.57	$0.41	$0.63	$0.55	$0.46	$0.16	$0.11
Earnings per share (diluted) (5)	0.57	0.41	0.63	0.55	0.46	0.16	0.11
Adjusted earnings per share (6)	0.68	0.70	0.65	0.58	0.48	(0.01)	0.20
Book value per share	30.2	30.9	30.6	29.8	28.9	(0.6)	1.3
Tangible book value per share (7)	29.6	30.2	29.9	29.2	28.3	(0.6)	1.3
Adjusted tangible book value per share (7)	27.4	28.1	28.2	27.4	26.6	(0.6)	0.9

Select Financial Ratios
Net interest margin (as reported)	2.64%	2.75%	2.74%	2.76%	2.60%
Net interest margin (ex. Core OID) (8)	2.69%	2.80%	2.78%	2.80%	2.64%
Cost of funds	2.16%	2.01%	2.01%	1.94%	1.94%
Cost of funds (ex. Core OID) (8)	2.09%	1.94%	1.94%	1.88%	1.87%
Efficiency Ratio (9)	58.0%	52.2%	51.5%	55.7%	56.6%
Adjusted efficiency ratio (8)(9)	50.1%	46.4%	44.9%	43.7%	48.5%
Return on average assets (10)	0.6%	0.4%	0.7%	0.6%	0.5%
Return on average total equity (10)	7.5%	5.3%	8.3%	7.5%	6.4%
Return on average tangible common equity (10)	7.7%	5.5%	8.5%	7.7%	6.6%
Core ROTCE (11)	10.6%	10.8%	10.3%	9.6%	8.2%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	9.3%	9.5%	9.7%	9.5%	9.4%
Tier 1 capital ratio	11.0%	11.2%	11.5%	11.2%	11.1%
Total capital ratio	12.5%	12.9%	13.2%	12.8%	12.7%
Tier 1 leverage ratio	9.3%	9.5%	9.5%	9.5%	9.5%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, effective 1/1/18, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 21.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5) Includes shares related to share-based compensation that vested but were not yet issued.

(6) Represents a non-GAAP financial measure. For more details refer to page 21.

(7) Represents a non-GAAP financial measure. For more details refer to page 22.

(8) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(9) Represents a non-GAAP financial measure. For more details refer to page 24.

(10) Return metrics are annualized.

(11) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(12) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital.

1Q 2018 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,543	$1,518	$1,486	$1,447	$1,368	$25	$175
Total interest and dividends on investment securities	163	153	150	139	126	10	37
Interest-bearing cash	15	14	11	7	5	1	10
Other earning assets	13	9	7	7	8	4	5
Operating leases	382	402	434	488	543	(20)	(161)

Total financing revenue and other interest income	2,116	2,096	2,088	2,088	2,050	20	66
Interest expense
Interest on deposits	351	311	285	250	231	40	120
Interest on short-term borrowings	32	33	34	33	27	(1)	5
Interest on long-term debt	411	396	416	417	424	15	(13)

Total interest expense	794	740	735	700	682	54	112
Depreciation expense on operating lease assets	273	262	272	321	389	11	(116)

Net financing revenue (as reported)	$1,049	$1,094	$1,081	$1,067	$979	$(45)	$70
Other revenue
Servicing fees	8	10	11	14	16	(1)	(8)
Insurance premiums and service revenue earned	256	253	252	227	241	3	15
Gain on mortgage and automotive loans, net	1	3	15	36	14	(2)	(13)
Loss on extinguishment of debt	-	(1)	(4)	(1)	(1)	1	1
Other (loss) / gain on investments, net	(12)	29	23	23	27	(41)	(39)
Other income, net of losses	100	86	83	89	99	14	1

Total other revenue	354	379	381	388	396	(25)	(42)
Total net revenue	1,403	1,473	1,462	1,455	1,375	(70)	28
Provision for loan losses	261	294	314	269	271	(33)	(10)
Noninterest expense
Compensation and benefits expense	306	281	264	265	285	25	21
Insurance losses and loss adjustment expenses	63	54	65	125	88	9	(25)
Other operating expenses	445	434	424	420	405	11	40

Total noninterest expense	814	769	753	810	778	45	36
Pre-tax income from continuing operations	$328	$410	$395	$376	$326	$(82)	$2
Income tax expense from continuing operations	76	231	115	122	113	(155)	(37)

Net income from continuing operations	252	179	280	254	213	73	39
(Loss) / income from discontinued operations, net of tax	(2)	2	2	(2)	1	(4)	(3)

Net income	$250	$181	$282	$252	$214	$69	$36

Core Pre-Tax Income Walk
Net financing revenue (ex. Core OID) (1)	$1,069	$1,113	$1,099	$1,084	$995	$(44)	$74
Adjusted other revenue (2)	394	379	381	388	396	15	(2)
Provision for loan losses	261	294	314	269	271	(33)	(10)
Noninterest expense	814	769	753	810	778	45	36

Core pre-tax income (3)	$388	$429	$413	$393	$342	$(41)	$46
Core OID	20	19	18	17	16	1	4
Change in the fair value of equity securities (4)	40	-	-	-	-	40	40

Pre-tax income from continuing operations	$328	$410	$395	$376	$326	$(82)	$2

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(4) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

1Q 2018 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Assets
Cash and cash equivalents
Noninterest-bearing	$768	$844	$810	$1,514	$1,513	$(76)	$(745)
Interest-bearing	2,953	3,408	3,614	2,863	2,789	(455)	164

Total cash and cash equivalents	3,721	4,252	4,424	4,377	4,302	(531)	(581)
Investment securities (1)	25,373	24,720	24,938	22,953	21,412	653	3,961
Loans held-for-sale, net	126	108	18	17	1	18	125
Finance receivables and loans	125,327	122,893	118,871	120,528	119,002	2,434	6,325
Allowance for loan losses	(1,278)	(1,276)	(1,286)	(1,225)	(1,155)	(2)	(123)

Total finance receivables and loans, net	124,049	121,617	117,585	119,303	117,847	2,432	6,202
Investment in operating leases, net	8,530	8,741	8,931	9,717	10,461	(211)	(1,931)
Premiums receivables and other insurance assets	2,197	2,047	2,054	2,025	1,944	150	253
Other assets	6,025	5,663	6,063	5,953	6,134	362	(109)

Total assets	$170,021	$167,148	$164,013	$164,345	$162,101	$2,873	$7,920

Liabilities
Deposit liabilities
Noninterest-bearing	$122	$108	$129	$107	$102	$14	$20
Interest-bearing	97,324	93,148	89,987	86,076	84,384	4,176	12,940

Total deposit liabilities	97,446	93,256	90,116	86,183	84,486	4,190	12,960
Short-term borrowings	9,564	11,413	10,175	10,712	8,371	(1,849)	1,193
Long-term debt	45,076	44,226	45,122	49,145	51,061	850	(5,985)
Interest payable	494	375	552	399	382	119	112
Unearned insurance premiums and service revenue	2,904	2,604	2,583	2,541	2,514	300	390
Accrued expense and other liabilities	1,455	1,780	1,892	1,892	1,922	(325)	(467)

Total liabilities	$156,939	$153,654	$150,440	$150,872	$148,736	$3,285	$8,203

Equity
Common stock and paid-in capital (2)	$19,978	$20,135	$20,303	$20,478	$20,661	$(157)	$(683)
Accumulated deficit	(6,318)	(6,406)	(6,533)	(6,760)	(6,975)	88	657
Accumulated other comprehensive (loss) income	(578)	(235)	(197)	(245)	(321)	(343)	(257)

Total equity	13,082	13,494	13,573	13,473	13,365	(412)	(283)

Total liabilities and equity	$170,021	$167,148	$164,013	$164,345	$162,101	$2,873	$7,920

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

1Q 2018 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Assets
Interest-bearing cash and cash equivalents	$3,503	$3,825	$3,148	$2,683	$2,674	$(322)	$829
Investment securities	26,316	25,252	25,111	23,049	21,298	1,064	5,018
Loans held-for-sale, net	28	13	6	2	-	15	28
Total finance receivables and loans, net (2)	122,531	119,877	119,051	119,234	117,974	2,654	4,557
Investment in operating leases, net	8,629	8,831	9,320	10,109	10,931	(202)	(2,302)

Total interest earning assets	161,007	157,798	156,636	155,078	152,877	3,209	8,130
Noninterest-bearing cash and cash equivalents	514	527	720	968	1,100	(13)	(586)
Other assets	7,286	7,271	7,740	7,727	8,013	15	(727)
Allowance for loan losses	(1,281)	(1,287)	(1,226)	(1,172)	(1,145)	6	(136)

Total assets	$167,526	$164,309	$163,870	$162,601	$160,845	$3,217	$6,681

Liabilities
Interest-bearing deposit liabilities	$95,299	$91,339	$88,115	$84,792	$82,160	$3,960	$13,139
Short-term borrowings	8,342	9,819	9,137	9,024	8,223	(1,477)	119
Long-term debt (3)	45,535	44,696	47,965	50,723	52,549	839	(7,014)

Total interest-bearing liabilities (3)	149,176	145,854	145,217	144,539	142,932	3,322	6,244
Noninterest-bearing deposit liabilities	114	109	106	95	93	5	21
Other liabilities	5,040	4,804	5,001	4,526	4,383	236	657

Total liabilities	$154,330	$150,767	$150,324	$149,160	$147,408	$3,563	$6,922

Equity
Total equity	$13,196	$13,542	$13,546	$13,441	$13,437	$(346)	$(241)

Total liabilities and equity	$167,526	$164,309	$163,870	$162,601	$160,845	$3,217	$6,681

(1) Average balances are calculated using a combination of monthly and daily average methodologies. Periods prior to 4Q 16 may not tie to previous Financial Supplement disclosures due to the current methodology which includes equity investment security balances within investment securities, previously included within other assets.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes average Core OID balance of $1,168 million in 1Q 18, $1,188 million in 4Q 17, $1,206 million in 3Q 17, $1,224 million in 2Q 17, and $1,240 million in 1Q 17.

1Q 2018 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Automotive Finance	$268	$285	$300	$347	$288	$(17)	$(20)
Insurance	27	80	69	(21)	40	(53)	(13)

Dealer Financial Services	295	365	369	326	328	(70)	(33)
Mortgage Finance	8	2	2	7	9	6	(1)
Corporate Finance	29	32	22	35	25	(3)	4
Corporate and Other (1)	(4)	11	2	8	(36)	(15)	32

Pre-tax income from continuing operations	$328	$410	$395	$376	$326	$(82)	$2
Core OID (2)	20	19	18	17	16	1	4
Change in the fair value of equity securities (3)	40	-	-	-	-	40	40

Core pre-tax income (4)	$388	$429	$413	$393	$342	$(41)	$46

(1) Corporate and Other primarily consists of activity related to centralized corporate treasury activities such as management of the cash and corporate investment securities and loan portfolios, short- and long-term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, and the residual impacts of our corporate FTP and treasury ALM activities. Corporate and Other also includes certain equity investments, the management of our legacy mortgage portfolio, and reclassifications and eliminations between the reportable operating segments. Subsequent to June 1, 2016, Ally Invest activity included within the Corporate & Other segment.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

1Q 2018 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Net financing revenue
Consumer	$1,012	$1,009	$987	$962	$924	$3	$88
Commercial	342	336	341	325	304	6	38
Operating leases	382	402	434	488	543	(20)	(161)
Other interest income	2	1	2	1	2	1	-

Total financing revenue and other interest income	1,738	1,748	1,764	1,776	1,773	(10)	(35)
Interest expense	556	547	542	523	492	9	64
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	291	306	324	353	385	(15)	(94)
Remarketing gains (losses)	18	44	51	32	(3)	(26)	21

Total depreciation expense on operating lease assets	273	262	272	321	389	11	(116)

Net financing revenue	909	939	950	932	892	(30)	17
Other revenue
Servicing fees	8	10	11	14	16	(1)	(8)
Gain/(loss) on automotive loans, net	-	3	14	35	24	(3)	(24)
Other income	58	52	57	58	61	6	(3)

Total other revenue	66	65	82	107	101	1	(35)

Total net revenue	975	1,004	1,032	1,039	993	(29)	(18)
Provision for loan losses	259	288	312	266	268	(29)	(9)
Noninterest expense
Compensation and benefits	131	132	124	125	129	(1)	2
Other operating expenses	317	299	296	301	308	18	9

Total noninterest expense	448	431	420	426	437	17	11

Income before income tax expense	$268	$285	$300	$347	$288	$(17)	$(20)

Memo: Net lease revenue
Operating lease revenue	$382	$402	$434	$488	$543	$(20)	$(161)
Depreciation expense on operating lease assets (ex. remarketing)	291	306	324	353	385	(15)	(94)
Remarketing gains (losses), net of repo valuation	18	44	51	32	(3)	(26)	21

Total depreciation expense on operating lease assets	273	262	272	321	389	11	(116)

Net lease revenue	$109	$140	$162	$167	$154	$(31)	$(45)

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$30	$-	$(7)
Consumer loans	69,348	68,053	67,053	66,746	65,629	1,295	3,719
Commercial loans (1)	36,935	37,058	36,005	38,840	38,903	(123)	(1,968)
Allowance for loan losses	(1,134)	(1,129)	(1,134)	(1,066)	(999)	(5)	(135)

Total finance receivables and loans, net	105,149	103,982	101,924	104,520	103,533	1,167	1,616
Investment in operating leases, net	8,530	8,741	8,931	9,717	10,461	(211)	(1,931)
Other assets	1,232	1,343	1,263	1,187	1,130	(111)	102

Total assets	$114,934	$114,089	$112,141	$115,447	$115,154	$845	$(220)

(1) Includes intercompany loan activity

1Q 2018 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.5	$1.8	$1.5	$1.3	$1.5	$(0.3)	$0.0
Retail standard - new vehicle Chrysler	0.9	1.0	0.9	1.0	1.0	(0.0)	(0.1)
Retail standard - new vehicle Growth	1.2	1.2	1.1	1.2	1.2	0.1	0.0
Used vehicle	4.8	3.8	3.6	4.0	4.2	0.9	0.6
Lease	1.0	1.3	0.9	1.1	0.9	(0.2)	0.1
Retail subvented	0.0	0.0	0.0	0.0	0.0	(0.0)	0.0

Total originations	$9.5	$9.1	$8.1	$8.6	$8.9	$0.4	$0.6

U.S. Consumer Originations - FICO Score
Super Prime (CB 740+)	$2.4	$2.5	$2.1	$2.1	$2.2	$(0.1)	$0.2
Prime (CB 739-660)	3.4	3.2	2.9	3.0	3.1	0.2	0.3
Prime/Near (CB 659-620)	2.2	2.0	1.9	2.0	2.1	0.2	0.1
Non Prime (CB 619-540)	0.8	0.7	0.7	0.9	0.8	0.1	(0.0)
Sub Prime (CB 539-0)	0.1	0.1	0.1	0.1	0.1	0.0	(0.0)
Commercial Services Group (2)	0.6	0.6	0.5	0.5	0.5	(0.0)	0.0

Total originations	$9.5	$9.1	$8.1	$8.6	$8.9	$0.4	$0.6

U.S. Market
Light vehicle sales (SAAR - units in millions)	17.1	17.7	17.1	16.8	17.1	(0.6)	0.0
Light vehicle sales (quarterly - units in millions)	4.1	4.3	4.4	4.4	4.0	(0.2)	0.1
GM market share	17.5%	18.6%	17.8%	16.5%	17.2%
Chrysler market share	12.6%	11.1%	11.6%	12.7%	12.7%

Ally U.S. Consumer Penetration
GM	7.6%	8.1%	7.0%	6.2%	7.4%
Chrysler	13.1%	15.8%	13.1%	13.8%	13.4%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$30.7	$31.0	$30.0	$32.9	$33.2	$(0.3)	$(2.5)
Dealer loans and other	6.2	6.1	6.0	6.0	5.8	0.2	0.5

Total Commercial outstandings	$36.9	$37.1	$36.0	$38.8	$38.9	$(0.1)	$(2.0)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	44,722	54,161	64,461	71,667	77,761	(9,439)	(33,039)
Average (loss) / gain per vehicle	$404	$809	$791	$453	$(45)	$(405)	$449
Total gain / (loss) ($ in millions)	$18	$44	$51	$32	$(3)	$(26)	$22

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans for 2016 and 2017.

1Q 2018 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Net financing revenue
Interest and dividends on investment securities	$26	$26	$26	$25	$25	$-	$1
Interest bearing cash	2	2	2	2	1	-	1

Total financing revenue and other interest revenue	28	28	28	27	26	-	2
Interest expense	16	13	13	13	11	3	5

Net financing revenue	12	15	15	14	15	(3)	(3)
Other revenue
Insurance premiums and service revenue earned	256	253	252	227	241	3	15
Other gain/(loss) on investments, net	(14)	23	19	15	21	(37)	(35)
Other income, net of losses	4	2	1	3	2	2	2

Total other revenue	246	278	272	245	264	(32)	(18)

Total net revenue	258	293	287	259	279	(35)	(21)
Noninterest expense
Compensation and benefits expense	21	19	17	18	19	2	2
Insurance losses and loss adjustment expenses	63	54	65	125	88	9	(25)
Other operating expenses	147	140	136	137	132	7	15

Total noninterest expense	231	213	218	280	239	18	(8)

Income (Loss) before income tax expense	$27	$80	$69	$(21)	$40	$(53)	$(13)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$256	$253	$252	$227	$241	$3	$15
Investment income (adjusted) (1)	31	36	32	27	35	(5)	(4)
Other income	6	4	3	5	3	2	3

Total insurance premiums and other income	293	293	287	259	279	(0)	14
Expense
Insurance losses and loss adjustment expenses	63	54	65	125	88	9	(25)
Acquisition and underwriting expenses
Compensation and benefit expense	21	19	17	18	19	2	2
Insurance commission expense	110	106	106	104	99	4	11
Other expense	37	34	30	33	33	3	4

Total acquisition and underwriting expense	168	159	153	155	151	9	17

Total expense	231	213	218	280	239	18	(8)

Core pre-tax income (1)	62	80	69	(21)	40	(18)	22
Change in the fair value of equity securities (2)	(35)	-	-	-	-	(35)	(35)

Income (Loss) before income tax expense	$27	$80	$69	$(21)	$40	$(53)	$(13)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,116	$5,171	$5,136	$5,033	$5,048	$(55)	$68
Premiums receivable and other insurance assets	2,213	2,064	2,069	2,041	1,959	149	254
Other assets	228	229	227	234	223	(1)	5

Total assets	$7,557	$7,464	$7,432	$7,308	$7,230	$93	$327

Key Statistics
Total written premiums and revenue (3)	$275	$265	$272	$220	$240	$10	$35

Loss ratio (4)	24.3%	21.3%	25.7%	54.6%	35.9%
Underwriting expense ratio (5)	64.5%	62.2%	60.3%	67.5%	62.2%

Combined ratio	88.8%	83.5%	86.0%	122.1%	98.1%

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Written premiums in 2Q17 and later are net of ceded premium for the reinsurance policy.

(4) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(5) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

1Q 2018 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Net financing revenue
Total financing revenue and other interest income	$105	$87	$78	$72	$71	$18	$34
Interest expense	62	53	46	40	37	9	25

Net financing revenue	43	34	32	32	34	9	9
Gain on mortgage loans, net	1	1	1	1	-	-	1
Other income, net of losses	-	-	1	-	-	-	-

Total other revenue	1	1	2	1	-	-	1

Total net revenue	44	35	34	33	34	9	10
Provision for loan losses	2	2	4	1	1	-	1
Noninterest expense
Compensation and benefits expense	8	7	6	5	5	1	3
Other operating expense	26	24	22	20	19	2	7

Total noninterest expense	34	31	28	25	24	3	10

Income before income tax expense	$8	$2	$2	$7	$9	$6	$(1)

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$12,733	$11,657	$9,760	$8,866	$8,331	$1,076	$4,402
Allowance for loan losses	(20)	(19)	(16)	(12)	(11)	(1)	(9)

Total finance receivables and loans, net	12,713	11,638	9,744	8,854	8,320	1,075	4,393
Other assets	67	70	60	48	42	(3)	25

Total assets	$12,780	$11,708	$9,804	$8,902	$8,362	$1,072	$4,418

1Q 2018 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Net financing revenue
Total financing revenue and other interest income	$74	$70	$62	$70	$54	$4	$20
Interest expense	28	24	23	22	20	4	8

Net financing revenue	46	46	39	48	34	-	12
Total other revenue (adjusted) (1)	13	12	5	10	18	1	(5)

Total net revenue	59	58	44	58	52	1	7
Provision for loan losses	-	7	3	6	6	(7)	(6)
Noninterest expense
Compensation and benefits expense	15	11	12	10	14	4	1
Other operating expense	10	8	7	7	7	2	3

Total noninterest expense	25	19	19	17	21	6	4
Core pre-tax income (1)	34	32	22	35	25	2	9

Change in the fair value of equity securities (2)	(5)	-	-	-	-	(5)	(5)

Income before income tax expense	$29	$32	$22	$35	$25	$(3)	$4

Balance Sheet (Period-End)
Cash, trading and investment securities	$12	$-	$-	$-	$-	$12	$12
Loans held for sale	101	77	9	14	-	$24	$101
Commercial loans (3)	4,278	3,910	3,703	3,553	3,432	368	846
Allowance for loan losses	(69)	(68)	(69)	(75)	(68)	(1)	(1)

Total finance receivables and loans, net	4,209	3,842	3,634	3,478	3,364	367	845
Other assets	53	60	56	60	74	(7)	(21)

Total assets	$4,375	$3,979	$3,699	$3,552	$3,438	$396	$937

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2) Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

1Q 2018 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Net financing revenue
Total financing revenue and other interest income	$171	$163	$156	$143	$126	$8	$45
Interest expense
Core original issue discount amortization	20	19	18	17	16	1	3
Other interest expense	112	84	93	85	106	28	7

Total interest expense	132	103	111	102	122	29	10

Net financing revenue (deficit)	39	60	45	41	4	(21)	35
Other revenue
Loss on extinguishment of debt	-	(1)	(4)	(1)	(1)	1	1
Other gain on investments, net	6	6	4	8	6	-	-
Other income, net of losses (1)	27	18	20	18	8	9	19

Total other (loss) revenue	33	23	20	25	13	10	20

Total net revenue (deficit)	72	83	65	66	17	(11)	55
Provision for loan losses	-	(3)	(5)	(4)	(4)	3	4
Noninterest expense
Compensation and benefits expense	131	112	105	107	118	19	13
Other operating expense (2)	(55)	(37)	(37)	(45)	(61)	(18)	6

Total noninterest expense	76	75	68	62	57	1	19

(Loss) / income from cont. ops before income tax expense	$(4)	$11	$2	$8	$(36)	$(15)	$32

Balance Sheet (Period-End)
Cash, trading and investment securities	$23,943	$23,778	$24,203	$22,274	$20,636	$165	$3,307
Loans held-for-sale	18	18	-	-	-	-	18
Consumer loans	1,920	2,111	2,279	2,456	2,640	(191)	(720)
Commercial loans (3)	113	104	71	67	67	9	46
Allowance for loan losses	(55)	(60)	(67)	(72)	(77)	5	22

Total finance receivables and loans, net	1,978	2,155	2,283	2,451	2,630	(177)	(652)
Other assets	4,436	3,957	4,451	4,411	4,651	479	(215)

Total assets	$30,375	$29,908	$30,937	$29,136	$27,917	$467	$2,458

Core OID Amortization Schedule (4)	2018	2019	2020	2021	2022 & After
Remaining Core OID amortization expense (as of 03/31/2018)	$66	$27	$31	$36	Avg = $53/yr

(1) Includes gain/(loss) on mortgage and automotive loans.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $220 million for 1Q18, $199 million for 4Q17, $194 million for 3Q17, $200 million for 2Q17, and $212 million for 1Q17. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

1Q 2018 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Ending loan balance	$125,327	$122,893	$118,871	$120,528	$119,002	$2,434	$6,325
30+ Accruing DPD	$1,951	$2,451	$2,167	$1,879	$1,612	$(500)	$339
30+ Accruing DPD %	1.56%	1.99%	1.82%	1.56%	1.35%
Non-performing loans (NPLs)	$863	$792	$807	$783	$798	$71	$65
Net charge-offs (NCOs)	$259	$305	$253	$199	$253	$(45)	$6
Net charge-off rate (2)	0.84%	1.01%	0.85%	0.66%	0.86%

Provision for loan losses	$261	$294	$314	$269	$271	$(33)	$(10)
Allowance for loan losses (ALLL)	$1,278	$1,276	$1,286	$1,225	$1,155	$2	$122

ALLL as % of Loans (3) (4)	1.0%	1.0%	1.1%	1.0%	1.0%
ALLL as % of NPLs (3)	148%	161%	159%	156%	145%
ALLL as % of NCOs (3)	123%	105%	127%	154%	114%

US Auto Delinquencies - HFI Retail Contract $‘s (5)
Delinquent contract $	$1,812	$2,337	$2,043	$1,811	$1,552	$(525)	$260
% of retail contract $ outstanding	2.61%	3.43%	3.05%	2.71%	2.36%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$253	$294	$242	$199	$251	$(41)	$1
% of avg. HFI assets (2)	1.47%	1.74%	1.45%	1.20%	1.54%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$(0)	$1	$1	$0	$0	$(1)	$(0)
% of avg. HFI assets (2)	0.00%	0.01%	0.01%	0.00%	0.00%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes ($31) million of fair value adjustment for loans in hedge accounting relationships in 1Q18, $18 million in 4Q17, $24 million in 3Q17, $28 million in 2Q17 and $34 million in 1Q17.

(5) Dollar amount of accruing contracts greater than 30 days past due.

1Q 2018 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Allowance for loan losses	$1,066	$1,066	$1,074	$1,002	$941	$0	$125
Total consumer loans (2)	$69,318	$68,071	$67,077	$66,774	$65,663	$1,247	$3,655
Coverage ratio (3)	1.5%	1.6%	1.6%	1.5%	1.4%

Commercial
Allowance for loan losses	$68	$63	$60	$64	$58	$5	$10
Total commercial loans	$36,935	$37,058	$36,005	$38,840	$38,903	$(123)	$(1,968)
Coverage ratio	0.2%	0.2%	0.2%	0.2%	0.1%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$20	$19	$16	$12	$11	$1	$8
Total consumer loans	$12,733	$11,657	$9,760	$8,866	$8,331	$1,076	$4,401
Coverage ratio	0.2%	0.2%	0.2%	0.1%	0.1%

Mortgage - Legacy
Allowance for loan losses	$54	$60	$65	$71	$75	$(6)	$(21)
Total consumer loans	$1,950	$2,093	$2,255	$2,428	$2,606	$(143)	$(655)
Coverage ratio	2.8%	2.9%	2.9%	2.9%	2.9%

Total Mortgage
Allowance for loan losses	$74	$79	$81	$83	$86	$(5)	$(13)
Total consumer loans	$14,683	$13,750	$12,015	$11,294	$10,937	$933	$3,746
Coverage ratio	0.5%	0.6%	0.7%	0.7%	0.8%

Corporate Finance (1)
Allowance for loan losses	$69	$68	$69	$75	$68	$1	$0
Total commercial loans	$4,278	$3,910	$3,703	$3,553	$3,432	$368	$846
Coverage ratio	1.6%	1.7%	1.9%	2.1%	2.0%

Corporate and Other (1)
Allowance for loan losses	$1	$0	$2	$1	$2	$1	$(0)
Total commercial loans	$113	$104	$71	$67	$67	$9	$46
Coverage ratio	1.3%	0.4%	2.2%	1.3%	2.6%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes ($31) million of fair value adjustment for loans in hedge accounting relationships in 1Q18, $18 million in 4Q17, $24 million in 3Q17, $28 million in 2Q17 and $34 million in 1Q17.

(3) Excludes ($31) million of fair value adjustment for loans in hedge accounting relationships in 1Q18, $18 million in 4Q17, $24 million in 3Q17, $28 million in 2Q17 and $34 million in 1Q17.

1Q 2018 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Risk-weighted assets	$141.3	$138.9	$135.6	$137.9	$137.4	$2.4	$3.9

Common Equity Tier 1 (CET1) capital ratio (2)	9.3%	9.5%	9.7%	9.5%	9.4%
Tier 1 capital ratio	11.0%	11.2%	11.5%	11.2%	11.1%
Total capital ratio	12.5%	12.9%	13.2%	12.8%	12.7%

Tangible common equity / Tangible assets (3)(4)	7.5%	7.9%	8.1%	8.0%	8.1%
Tangible common equity / Risk-weighted assets (3)	9.1%	9.5%	9.8%	9.6%	9.5%

Shareholders’ equity	$13.1	$13.5	$13.6	$13.5	$13.4	$(0.4)	$(0.3)
less: Disallowed DTA	(0.3)	(0.2)	(0.3)	(0.4)	(0.5)	(0.1)	0.2
Certain AOCI items and other adjustments	0.3	-	(0.1)	-	0.1	0.3	0.2

Common Equity Tier 1 capital (2)	$13.1	$13.2	$13.2	$13.1	$12.9	$(0.1)	$0.2

Common Equity Tier 1 capital	$13.1	$13.2	$13.2	$13.1	$12.9	$(0.1)	$0.2
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	-	0.1

Tier 1 capital	$15.5	$15.6	$15.5	$15.4	$15.2	$(0.1)	$0.3

Tier 1 capital	$15.5	$15.6	$15.5	$15.4	$15.2	$(0.1)	$0.3
add: Qualifying subordinated debt and redeemable preferred stock	1.0	1.1	1.1	1.1	1.1	(0.1)	(0.1)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.2	1.2	1.1	-	0.1

Total capital	$17.8	$18.0	$17.9	$17.7	$17.5	$(0.2)	$0.3

Total shareholders’ equity	$13.1	$13.5	$13.6	$13.5	$13.4	$(0.4)	$(0.3)
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	-

Tangible common equity (3)	$12.8	$13.2	$13.3	$13.2	$13.1	$(0.4)	$(0.3)

Total assets	$170.0	$167.1	$164.0	$164.3	$162.1	$2.9	$7.9
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	-

Tangible assets (4)	$169.7	$166.9	$163.7	$164.1	$161.8	$2.8	$7.9

Regulatory Capital - Basel III transition to fully phased-in Numerator
Common equity tier 1 capital (transition)	$13.1	$13.2	$13.2	$13.1	$12.9
DTAs arising from NOL and tax credit carryforwards phased-in during transition	-	(0.1)	(0.1)	(0.1)	(0.1)
Intangibles phased-in during transition	-	(0.0)	(0.0)	(0.0)	(0.0)

Common equity tier 1 capital (fully phased-in)	$13.1	$13.2	$13.1	$13.0	$12.8

Denominator
Risk-weighted assets (transition)	$141.3	$138.9	$135.6	$137.9	$137.4
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.3	0.3	0.4	0.4	0.4
Intangibles phased in during transition	-	(0.0)	(0.0)	(0.0)	(0.0)

Risk-weighted assets (fully phased-in)	$141.6	$139.2	$136.0	$138.4	$137.9

Metric
Common equity tier 1 (transition)	9.3%	9.5%	9.7%	9.5%	9.4%
Common equity tier 1 (fully phased-in) (2)	9.2%	9.5%	9.6%	9.4%	9.3%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Common Equity Tier 1 (“CET1”) capital fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

(3) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(4) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

1Q 2018 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	3/31/2018		12/31/2017		3/31/2017
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$1.1	$2.2	$1.5	$2.3	$1.8	$2.1
Highly liquid securities (3)	2.0	9.5	1.6	9.0	2.0	11.1
Current committed unused capacity	3.0	-	2.9	0.9	0.7	0.4

Subtotal	$6.1	$11.6	$6.0	$12.1	$4.5	$13.5
Ally Bank intercompany loan (4)	-	-	-	-	0.4	(0.4)

Total current available liquidity	$6.1	$11.6	$6.0	$12.1	$4.9	$13.1

Unsecured Long-Term Debt Maturity Profile	2018	2019	2020	2021	2022	2023 & after
Consolidated remaining maturities (5)	$3.0	$1.7	$2.3	$0.6	$1.1	$7.4

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance’s holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Excludes Core OID balance. For more details refer to page 21.

1Q 2018 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Retail Auto Loans	$68,727	$67,501	$66,909	$65,995	$65,579	$1,226	$3,148
Auto Lease (net of dep)	8,629	8,831	9,320	10,109	10,931	(202)	(2,302)
Commercial Auto	35,463	35,926	36,998	38,634	38,019	(463)	(2,556)
Corporate Finance	4,121	3,936	3,558	3,562	3,394	185	727
Mortgage	14,119	12,445	11,521	10,980	10,982	1,674	3,137
Cash, Securities and Other	29,948	29,159	28,330	25,798	23,972	789	5,976

Total Earning Assets	$161,007	$157,798	$156,636	$155,078	$152,877	$3,209	$8,130

Interest Revenue	1,843	1,834	1,816	1,767	1,661	9	182

Unsecured Debt (ex. Core OID balance) (1)(4)	$16,478	$17,881	$19,543	$20,040	$20,957	$(1,403)	$(4,479)
Secured Debt	18,822	18,963	23,060	26,778	28,002	(141)	(9,180)
Deposits (2)	95,413	91,448	88,221	84,887	82,253	3,965	13,160
Other Borrowings (3)	19,745	18,859	15,705	14,153	13,053	886	6,692

Total Funding Sources (ex. Core OID balance) (1)	$150,458	$147,151	$146,529	$145,858	$144,265	$3,307	$6,193
Interest Expense (ex. Core OID) (1)	774	721	717	683	666	53	108
Net Financing Revenue (ex. Core OID) (1)	$1,069	$1,113	$1,099	$1,084	$995	$(44)	$74

Net Interest Margin (yield details)
Retail Auto Loan	5.90%	5.90%	5.82%	5.80%	5.66%	0.00%	0.24%
Auto Lease (net of dep)	5.12%	6.29%	6.90%	6.63%	5.71%	(1.17% )	-0.59%
Commercial Auto	3.91%	3.70%	3.66%	3.37%	3.24%	0.21%	0.67%
Corporate Finance	7.28%	7.06%	6.91%	7.99%	6.45%	0.22%	0.83%
Mortgage	3.62%	3.44%	3.44%	3.47%	3.47%	0.18%	0.15%
Cash, Securities and Other	2.60%	2.41%	2.37%	2.39%	2.35%	0.19%	0.25%

Total Earning Assets	4.64%	4.61%	4.60%	4.57%	4.41%	0.03%	0.23%

Unsecured Debt (ex. Core OID & Core OID balance) (1)(4)	5.59%	5.15%	5.10%	5.06%	5.07%	0.44%	0.52%
Secured Debt	2.41%	2.22%	2.15%	2.02%	1.94%	0.19%	0.47%
Deposits (2)	1.49%	1.35%	1.28%	1.18%	1.14%	0.14%	0.35%
Other Borrowings (3)	1.73%	1.51%	1.41%	1.28%	1.21%	0.22%	0.52%

Total Funding Sources (ex. Core OID & Core OID balance) (1)	2.09%	1.94%	1.94%	1.88%	1.87%	0.15%	0.22%
NIM (as reported)	2.64%	2.75%	2.74%	2.76%	2.60%	-0.11%	0.04%
NIM (ex. Core OID & Core OID balance) (1)	2.69%	2.80%	2.78%	2.80%	2.64%	-0.11%	0.05%

Key Deposit Statistics
Average retail CD maturity (months)	22.9	24.9	26.9	29.2	29.8	(2.0)	(6.9)
Average retail deposit rate	1.45%	1.30%	1.23%	1.12%	1.09%

Ally Financial Deposits Levels
Ally Bank retail	$81,657	$77,925	$74,928	$71,094	$69,971	$3,732	$11,686
Ally Bank brokered	15,661	15,211	15,044	14,937	14,327	450	1,334
Other	128	120	143	152	188	8	(60)

Total deposits	$97,446	$93,256	$90,116	$86,183	$84,486	$4,190	$12,960

Ally Bank Deposit Mix
Retail CD	35.5%	34.2%	30.9%	27.4%	26.1%
MMA/OSA/Checking	48.4%	49.5%	52.4%	55.1%	56.7%
Brokered	16.1%	16.3%	16.7%	17.5%	17.2%

(1) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(2) Includes brokered deposits. Includes average noninterest-bearing deposits of $114 million in 1Q 18, $109 million in 4Q 17, $106 million in 3Q 17, $95 million in 2Q 17, and $93 million in 1Q 17.

(3) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.

(4) Includes trust preferred securities.

1Q 2018 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17
Loan Value
Gross carry value	$12.7	$11.7	$9.8	$8.9	$8.3
Net carry value	$12.7	$11.6	$9.7	$8.9	$8.3

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.1%	0.1%	0.2%	0.2%	0.3%
% 30+ Day delinquent	1.0%	0.6%	0.8%	0.5%	0.5%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	4.1%	4.0%	4.0%	3.9%	3.7%
Refreshed FICO	770	772	772	773	770
Wtd. Avg. LTV/CLTV (1)	60.4%	60.8%	61.2%	60.5%	59.1%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$2.0	$2.1	$2.3	$2.4	$2.6
Net carry value	$1.9	$2.0	$2.2	$2.4	$2.5

Estimated Pool Characteristics
% Second lien	15.7%	15.7%	16.5%	17.1%	17.4%
% Interest only	0.8%	0.8%	0.9%	2.4%	5.0%
% 30+ Day delinquent	5.8%	6.2%	5.3%	4.5%	4.0%
% Low/No documentation	22.9%	22.8%	22.7%	22.6%	22.5%
% Non-primary residence	7.5%	7.5%	7.5%	7.5%	7.4%
Refreshed FICO	727	730	729	730	728
Wtd. Avg. LTV/CLTV (1)	70.2%	71.5%	72.3%	73.1%	73.3%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

1Q 2018 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
GAAP net income attributable to common shareholders	$250	$181	$282	$252	$214	$69	$36
Weighted-average common shares outstanding - basic (1)	436,213	442,108	449,169	457,891	465,961	(5,894)	(29,748)
Weighted-average common shares outstanding - diluted (1)	438,931	444,985	451,078	458,819	466,829	(6,054)	(27,898)

Issued shares outstanding (period-end)	432,691	437,054	443,796	452,292	462,193	(4,363)	(29,503)

Net income (loss) per share - basic (1)	$0.57	$0.41	$0.63	$0.55	$0.46	$0.16	$0.11

Net income (loss) per share - diluted (1)	$0.57	$0.41	$0.63	$0.55	$0.46	$0.16	$0.11

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income attributable to common shareholders	$250	$181	$282	$252	$214	$69	$36
Discontinued operations, net of tax	2	(2)	(2)	2	(1)	4	3
Core OID	20	19	18	17	16	1	3
Change in the fair value of equity securities (2)	40	-	-	-	-	40	40
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18; 35% starting 1Q16; 34% prior) (2)	(13)	(7)	(6)	(6)	(6)	(6)	(7)
Significant discrete tax items	-	119	-	-	-	(119)	-

Core net income attributable to common shareholders (3)	$300	$310	$292	$265	$224	$(10)	$76

Denominator
Weighted-average common shares outstanding - diluted (1)	438,931	444,985	451,078	458,819	466,829	(6,054)	(27,898)

Adjusted EPS (4)	$0.68	$0.70	$0.65	$0.58	$0.48	$(0.01)	$0.20

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (5)	$20	$19	$18	$17	$16	$1	$3
Other OID	4	5	5	5	5	(1)	(0)

GAAP original issue discount amortization expense	$24	$24	$23	$22	$21	$0	$3

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (6)	$(1,158)	$(1,178)	$(1,197)	$(1,215)	$(1,232)	$20	$74
Other outstanding OID balance	(53)	(57)	(62)	(67)	(72)	4	19

GAAP outstanding original issue discount balance	$(1,211)	$(1,235)	$(1,259)	$(1,282)	$(1,304)	$24	$93

Adjusted Other Revenue
GAAP Other Revenue	$354	$379	$381	$388	$396	$(25)	$(42)
Change in the fair value of equity securities (2)	40	-	-	-	-	40	40

Adjusted Other Revenue	$394	$379	$381	$388	$396	$15	$(2)

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,049	$1,094	$1,081	$1,067	$979	$(45)	$70
Core OID	20	19	18	17	16	1	3

Net Financing Revenue (ex. Core OID)	$1,069	$1,113	$1,099	$1,084	$995	$(44)	$73

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions and tax-effected changes in equity investments measured at fair value.

(4) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) excludes equity fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity that do not reflect the operating performance of the core businesses, and (4) excludes certain discrete tax items that do not relate to the operating performance of the core businesses.

(5) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(6) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances.

1Q 2018 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17

Numerator
GAAP Common shareholder’s equity	$13.1	$13.5	$13.6	$13.5	$13.4	$(0.4)	$(0.3)
Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	(0.0)
Tangible common equity	12.8	13.2	13.3	13.2	13.1	(0.4)	(0.3)
Tax-effected Core OID balance (21% tax rate starting 4Q’17, 35% previously)	(0.9)	(0.9)	(0.8)	(0.8)	(0.8)	0.0	(0.1)

Adjusted tangible book value (1)	$11.9	$12.3	$12.5	$12.4	$12.3	$(0.4)	$(0.4)

Denominator
Issued shares outstanding (period-end, thousands)	432,691	437,054	443,796	452,292	462,193	(4,363)	(29,503)

GAAP Common shareholder’s equity per share	$30.2	$30.9	$30.6	$29.8	$28.9	(0.6)	1.3
Goodwill and identifiable intangibles, net of DTLs per share	(0.7)	(0.7)	(0.6)	(0.6)	(0.6)	(0.0)	(0.0)

Tangible common equity per share	29.6	30.2	29.9	29.2	28.3	(0.6)	1.3
Tax-effected Core OID (21% tax rate starting 4Q’17, 35% previously) per share	(2.1)	(2.1)	(1.8)	(1.7)	(1.7)	0.0	(0.4)

Adjusted tangible book value per share (1)	$27.4	$28.1	$28.2	$27.4	$26.6	$(0.6)	$0.9

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered.

Note: in December 2017 tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

1Q 2018 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.
Core Return on Tangible Common Equity (“Core ROTCE”)	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Numerator
GAAP net income attributable to common shareholders	$250	$181	$282	$252	$214	$69	$36
Discontinued operations, net of tax	2	(2)	(2)	2	(1)	4	3
Core OID	20	19	18	17	16	1	3
Change in the fair value of equity securities (1)	40	—	—	—	—	40	40
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18; 35% starting 1Q16; 34% prior) (1)	(13)	(7)	(6)	(6)	(6)	(6)	(7)
Significant Discrete tax items & other	—	119	—	—	—	(119)	—

Core net income attributable to common shareholders (2)	$300	$310	$292	$265	$224	$(10)	$76

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$13.3	$13.5	$13.5	$13.4	$13.3	$(0.2)	$(0.1)
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.0)	(0.0)

Tangible common equity	$13.0	$13.2	$13.2	$13.1	$13.0	$(0.2)	$(0.1)
Core OID balance	(1.2)	(1.2)	(1.2)	(1.2)	(1.2)	0.0	0.1
Net deferred tax asset (“DTA”)	(0.5)	(0.6)	(0.7)	(0.9)	(1.0)	0.1	0.5

Normalized common equity (3)	$11.3	$11.5	$11.3	$11.1	$10.8	$(0.2)	$0.5
Core Return on Tangible Common Equity (4)	10.6%	10.8%	10.3%	9.6%	8.2%

(1) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, certain discrete tax items and tax-effected changes in equity investments measured at fair value.

(3) Normalized common equity is a non - GAAP measure calculated using 2 period average

(4) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s core net income attributable to common shareholders utilized a static 34% tax rate for purposes of calculating Core ROTCE through 4Q 2015. As of 1Q 2016, Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1. In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, excludes equity fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, and certain discrete tax items.

2. In the denominator, GAAP shareholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

1Q 2018 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Adjusted Efficiency Ratio Calculation	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
Numerator
GAAP noninterest expense	$814	$769	$753	$810	$778	$45	$36
Rep and warrant expense	0	0	0	0	0	(0)	0
Insurance expense	(231)	(213)	(218)	(280)	(239)	(18)	8

Adjusted noninterest expense for the Adjusted Efficiency Ratio	$583	$556	$535	$530	$539	$27	$44

Denominator
Total net revenue	$1,403	$1,473	$1,462	$1,455	$1,375	$(70)	$28
Core OID	20	19	18	17	16	1	3
Insurance revenue	258	293	287	259	279	(35)	(21)

Adjusted net revenue for the Adjusted Efficiency Ratio	$1,165	$1,199	$1,193	$1,213	$1,112	$(34)	$52
Adjusted Efficiency Ratio (1)	50.1%	46.4%	44.9%	43.7%	48.5%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

1Q 2018 Preliminary Results	24